Joint Filing Agreement

     The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.01 per share, of ProMedCo Management Company, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated:  January 24, 2000


                                    GOLDMAN, SACHS & CO.

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    THE GOLDMAN SACHS GROUP, INC.

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    GS ADVISORS III, L.L.C.

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    GS CAPITAL PARTNERS III, L.P.

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    GS CAPITAL PARTNERS III OFFSHORE, L.P.

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    GS CAPITAL PARTNERS III GERMANY
                                    CIVIL LAW PARTNERSHIP (with
                                    limitation of liability)

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    GOLDMAN, SACHS & CO. oHG

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact


                                    STONE STREET FUND 2000, L.L.C.

                                    By:  /s/ Roger S. Begelman
                                         ------------------------
                                         Name:  Roger S. Begelman
                                         Title: Attorney-in-fact